UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

COMMITTED CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52651	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 W. 14th Street, 2nd Floor

New York, New York 10014

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed by Committed Capital Acquisition Corporation (the "Company") solely for the purpose of correcting the inadvertent omission of The One Group, LLC’s auditor's name and signature on its Independent Auditor's Report (the "Report"), which Report was previously incorporated by reference into Item 9.01(a) of the original Form 8-K filed by the Company on October 16, 2013 (the "Original Form 8-K"). At the time of filing of the Original Form 8-K, the Company had received a manually signed and dated Report. Accordingly, Item 9.01 – Financial Statements and Exhibits in this Current Report on Form 8-K, as amended, has been revised and the following exhibit has been refiled:

•	Exhibit 99.1 – The One Group, LLC’s audited financial statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 and its unaudited condensed financial statements as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

Except as otherwise stated above, no other sections in this Current Report on Form 8-K, as amended, have been revised from the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2013.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

As a result of its acquisition of One Group as described in Item 2.01, the registrant is filing herewith One Group’s audited financial statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 and its unaudited condensed financial statements as of June 30, 2013 and for the six months ended June 30, 2013 and 2012 as Exhibit 99.1 to this current report and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information for the fiscal year ended December 31, 2012 and as of and for the six months ended June 30, 2013 is attached as Exhibit 99.2 to this current report.

(d) Exhibits.

Exhibit No. Description

2.1	Agreement and Plan of Merger, dated as of October 16, 2013, by and among the Registrant, CCAC Acquisition Sub, LLC, The One Group, LLC, and Samuel Goldfinger, as Company Representative.#*
3.1	Amended and Restated Certificate of Incorporation (Incorporated by reference to Form 8-K filed on October 25, 2011).
3.2	Amended and Restated Bylaws (Incorporated by reference to Form 8-K filed on October 25, 2011).
4.1	Specimen Unit Certificate (Incorporated by reference to Amendment No. 2 to Form S-1 filed on July 22, 2011).
4.2	Specimen Common Stock Certificate (Incorporated by reference to Amendment No. 2 to Form S-1 filed on July 22, 2011).
4.3	Specimen Warrant Certificate (Incorporated by reference to Amendment No. 2 to Form S-1 filed on July 22, 2011).
4.4	Warrant Agreement, dated October 24, 2011, by and between the Registrant and Continental Stock Transfer & Trust Company (Incorporated by reference to Form 8-K filed on October 25, 2011).
10.1	Investment Management Trust Agreement, dated October 24, 2011, by and between the Registrant and Continental Stock Transfer & Trust Company (Incorporated by reference to Form 8-K filed on October 25, 2011).
10.2	Registration Rights Agreement, dated October 24, 2011, by and between the Registrant and the stockholders listed on the signature page thereto (Incorporated by reference to Form 8-K filed on October 25, 2011).
10.3	Form of Letter Agreement by and between the Registrant and each of Michael Rapp, Philip Wagenheim and Jason Eiswerth (Incorporated by reference to Amendment No. 3 to Form S-1, filed on August 16, 2011).
10.4	Form of Letter Agreement by and between the Registrant and each of P&P 2, LLC and Michael Serruya (Incorporated by reference to Amendment No. 3 to Form S-1, filed on August 16, 2011).
10.5	Form of Letter Agreement by and between the Registrant and Committed Capital Holdings LLC (Incorporated by reference to Amendment No. 3 to Form S-1, filed on August 16, 2011).
10.6	Form of Promissory Note of the Registrant issued and to be issued to Broadband Capital Management LLC (Incorporated by reference to Amendment No. 1 to Form S-1 filed on June 30, 2011).
10.7	Form of Indemnity Agreement (Incorporated by reference to Amendment No. 1 to Form S-1 filed on June 30, 2011).
10.8	Expense Advance Agreement, dated October 24, 2011, by and between the Registrant and Broadband Capital Management LLC (Incorporated by reference to Form 8-K filed on October 25, 2011).

10.9	Trust Indemnification Agreement, dated October 24, 2011, by and among the Registrant, Broadband Capital Management LLC and Michael Rapp (Incorporated by reference to Form 8-K filed on October 25, 2011).
10.10	Lock-Up Letter Agreement, dated August 10, 2011, between Committed Capital Holdings LLC and Broadband Capital Management LLC (Incorporated by reference to Amendment No. 3 to Form S-1 filed on August 16, 2011).
10.11	Form of Securities Purchase Agreement by and among the Registrant and the investors signatory thereto.*
10.12	Form of Registration Rights Agreement by and between the Registrant and the stockholders listed on the signature page thereto.*
10.13.1	Form of Lock-Up Letter Agreement between the Registrant and the greater than 10% members of The One Group, LLC.*
10.13.2	Form of Lock-Up Letter Agreement between the Registrant and the lesser than 10% members of The One Group, LLC.*
10.14	Escrow Agreement, dated October 16, 2013, by and among the Registrant, The One Group, LLC, Samuel Goldfinger, as Company Representative, the Liquidating Trust and Continental Stock Transfer & Trust Company, as Escrow Agent.*
10.15	Credit Agreement, dated October 31, 2011, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC and Herald National Bank.*
10.16	Promissory Note of The One Group, LLC to Herald National Bank, dated October 31, 2011, in the principal amount of $1,250,000.*
10.17	Guaranty, dated October 31, 2011, of Jonathan Segal to Herald National Bank.*
10.18	Pledge Agreement, dated October 31, 2011, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC and Herald National Bank.*
10.19	Pledge Acknowledgment Agreement, dated October 31, 2011, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC and Herald National Bank.*
10.20	Pledge Agreement, dated October 31, 2011, by and between Jonathan Segal and Herald National Bank.*
10.21	Pledge Acknowledgment Agreement, dated October 31, 2011, by and between Jonathan Segal and Herald National Bank.*
10.22	Subordination Agreement, dated October 31, 2011, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC, RCI II, Ltd. and Herald National Bank.*
10.23	Subordination Agreement, dated October 31, 2011, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC, Talia, Ltd. and Herald National Bank.*
10.24	Subordination Agreement, dated October 31, 2011, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC, Jonathan Segal and Herald National Bank.*
10.25	Grant of Security Interest (Trademarks), dated October 31, 2011, by and between The One Group, LLC and Herald National Bank.*
10.26	Promissory Note of The One Group, LLC to Herald National Bank, dated April 11, 2012, in the principal amount of $1,500,000.*

10.27	Promissory Note of The One Group, LLC to Herald National Bank, dated November 15, 2012, in the principal amount of $500,000.*
10.28	Amendment No 1 and Addendum to Credit Agreement, dated January 24, 2013, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC, Heraea Vegas, LLC, Xi Shi Las Vegas, LLC and Herald National Bank.*
10.29	Amended and Restated Security Agreement, dated January 24, 2013, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC, Heraea Vegas, LLC, Xi Shi Las Vegas, LLC and Herald National Bank.*
10.30	Grant of Security Interest (Trademarks), dated January 24, 2013, by and between The One Group, LLC and Herald National Bank.*
10.31	Amendment No 2 and Addendum to Credit Agreement and Consent and Termination Agreement, dated October 15, 2013, by and among The One Group, LLC, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC, Heraea Vegas, LLC, Xi Shi Las Vegas, LLC and BankUnited, N.A.*
10.32	Employment Agreement, dated October 16, 2013, by and between The One Group, LLC and Jonathan Segal †*
10.33	Employment Agreement, dated October 16, 2013, by and between The One Group, LLC and Samuel Goldfinger †*
10.34	Promissory Note of The One Group, LLC to RCI II, Ltd, dated June 24, 2007, in the principal amount of $1,600,000.*
10.35	Promissory Note of The One Group, LLC to RCI II, Ltd, dated August 24, 2007, in the principal amount of $868,000.*
10.36	Promissory Note of The One Group, LLC to RCI II, Ltd, dated October 15, 2007, in the principal amount of $500,000.*
10.37	Promissory Note of The One Group, LLC to RCI II, Ltd, dated December 31, 2008, in the principal amount of $770,971.25.*
10.38	Promissory Note of The One Group, LLC to Talia, Ltd, dated October 1, 2009, in the principal amount of $300,000.*
10.39	Promissory Note of The One Group, LLC to RCI II, Ltd, dated June 7, 2012, in the principal amount of $350,000.*
10.40	Promissory Note of The One Group, LLC to RCI II, Ltd, dated September 5, 2012, in the principal amount of $350,000.*
10.41	Promissory Note of The One Group, LLC to Jonathan Segal, dated January 28, 2013, in the principal amount of $540,000.*
10.42	Promissory Note of The One Group, LLC to RCI II, Ltd, dated April 4, 2013, in the principal amount of $1,500,000.*
10.43	Transfer Agreement, dated January 1, 2012, by and between The One Group, LLC and Celeste Fierro.*
10.44	Transfer Agreement, dated January 1, 2012, by and between The One Group, LLC and Modern Hotels (Holdings), Limited.*
10.45	2013 Employee, Director and Consultant Equity Incentive Plan.*
10.46	Form of Stock Option Grant Notice.*
14.1	Code of Business and Ethics (Incorporated by reference to Form 10-KSB filed on February 26, 2008).

16.1	Letter to the SEC from De Joya Griffith & Company, LLC, dated April 26, 2011 (Incorporated by reference to Form 8-K filed on April 26, 2011).*
16.2	Letter to the SEC from Rothstein Kass , dated October 16, 2013.*
21.1	List of Subsidiaries.*
99.1	One Group’s audited financial statements as of December 31, 2012 and 2011 and for the years ended December 31, 2012 and 2011 and its unaudited condensed financial statements as of and for the six months ended June 30, 2013.
99.2	Pro forma financial statements*
99.3	Investor Presentation*

*	Previously filed as the like numbered exhibit to our Current Report on Form 8-K, filed with the SEC on October 16, 2013.

# The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

† Indicates compensatory agreement or plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated : November 6, 2013	COMMITTED CAPITAL ACQUISITION CORPORATION

	By:	/s/ Samuel Goldfinger
	Name:	Samuel Goldfinger
	Title:	Chief Financial Officer